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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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

             SALOMON SMITH BARNEY HOLDINGS INC.                                   TARGETS TRUST XII
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                          NEW YORK                                                    DELAWARE
                  (STATE OF INCORPORATION                                      (STATE OF INCORPORATION
                      OR ORGANIZATION)                                            OR ORGANIZATION)


                         11-2418067                                                  13-4105722
            (I.R.S. EMPLOYER IDENTIFICATION NO.)                        (I.R.S. EMPLOYER IDENTIFICATION NO.)


                            388 GREENWICH STREET
                            NEW YORK, NEW YORK                 10013
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


      If this Form relates to the registration of                  If this Form relates to the registration of
      a class of securities pursuant to Section 12(b)              a class of securities pursuant to Section
      of the Exchange Act and is effective pursuant                12(g) of the Exchange Act and is effective
      to General Instruction A.(c), please check the               pursuant to General Instruction A.(d),
      following box.[x]                                            please check the following box.[ ]



Securities Act registration statement file number to which         333-69230 (If applicable)
this form relates:

Securities to be registered pursuant to Section
12(b) of the Act:

                    TITLE OF EACH CLASS                                   NAME OF EACH EXCHANGE ON WHICH
                    TO BE SO REGISTERED                                   EACH CLASS IS TO BE REGISTERED
                 -------------------------                             ---------------------------------
Targeted Growth Enhanced Terms Securities                                     American Stock Exchange
("TARGETSSM") With Respect to the Common
Stock of Pfizer Inc.
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Securities to be registered pursuant to Section 12(g) of the Act:
                                     None
                               (TITLE OF CLASS)



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ITEM 1.  DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

                  For a description of the securities to be registered hereunder, reference is made to the information under the headings "Summary," "Risk Factors," and "Description of the TARGETS" on pages 2 through 13, 14 through 17 and 25 through 40, respectively, of the registrants' Prospectus, Subject to Completion, dated October 2, 2001 (Registration No. 333-69230), which information is hereby incorporated herein by reference and made part of this registration statement in its entirety.

ITEM 2.  EXHIBITS.

                  99 (A). Prospectus, Subject to Completion, dated October 2, 2001, incorporated by reference to the registrants' filing under Rule 424(b) with the Securities and Exchange Commission on October 5, 2001 (No. 333-69230).

                  99 (B). Certificate of Trust of TARGETS Trust XII, incorporated by reference to Exhibit 4(g) to the registration statement on Form S-3 of Salomon Smith Barney Holdings Inc. (the "Company") and TARGETS Trust XII filed with the Securities and Exchange Commission on March 17, 2000 (No. 333-32792) (the "Registration Statement").

                  99 (C). Form of Amended and Restated Declaration of Trust of TARGETS Trust XII, incorporated by reference to Exhibit 4(m) to the Registration Statement.

                  99 (D). Form of TARGETS Guarantee Agreement between the Company and The Chase Manhattan Bank, as Guarantee Trustee, incorporated by reference to Exhibit 4(n) to the Registration Statement.

                  99 (E). Form of Indenture between the Company and The Chase Manhattan Bank, as Trustee, incorporated by reference to Exhibit 4(o) to the Registration Statement.

                  99 (F).  Form of TARGETS (included in Exhibit 99(C)).

                  99 (G).  Form of Forward Contract (included in Exhibit 99(E)).

                  Other securities issued by the Company are listed on the American Stock Exchange.



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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Salomon Smith Barney Holdings INC.
                                            ----------------------------------
                                            (Registrant)

Date:    October 24, 2001                   By:   S/Mark I. Kleinman
                                               -------------------------------
                                                 Name:       Mark I. Kleinman
                                                 Title:      Managing Director

                                            TARGETS TRUST XII
                                            ----------------------------------
                                            (Registrant)



Date:    October 24, 2001                   By:   S/Mark I. Kleinman
                                               -------------------------------
                                               Name:       Mark I. Kleinman
                                               Title:      Regular Trustee


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                                INDEX TO EXHIBITS
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                        EXHIBIT NO.                                                  EXHIBIT
                        -----------                                                  -------
                          99(A).                             Prospectus, Subject to Completion, dated October 2,
                                                             2001, incorporated by reference to the registrants'
                                                             filing under Rule 424(b) with the Securities and
                                                             Exchange Commission on October 5, 2001 (No. 333-69230).

                          99(B).                             Certificate of Trust of TARGETS Trust XII, incorporated
                                                             by reference to Exhibit 4(g) to the registration
                                                             statement on Form S-3 of Salomon Smith Barney Holdings
                                                             Inc. and TARGETS Trust XII filed with the Securities
                                                             and Exchange Commission on March 17, 2000 (No.
                                                             333-32792) (the "Registration Statement").

                          99(C).                             Form of Amended and Restated Declaration of Trust of
                                                             TARGETS Trust XII incorporated by reference to Exhibit
                                                             4(m) to the Registration Statement.

                          99(D).                             Form of TARGETS Guarantee Agreement between the Company
                                                             and The Chase Manhattan Bank, as Guarantee Trustee, incorporated by reference to Exhibit 4(n) to the Registration Statement.

                          99(E).                             Form of Indenture between the Company and The Chase
                                                             Manhattan Bank, as Trustee, incorporated by reference
                                                             to Exhibit 4(o) to the Registration Statement.

                          99(F).                             Form of TARGETS (included in Exhibit 99(C)).

                          99(G).                             Form of Forward Contract (included in Exhibit 99 (E)).


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